EXHIBIT 21.1
WEINGARTEN REALTY INVESTORS
LIST OF SUBSIDIARIES OF THE REGISTRANT

Subsidiary	State of Incorporation
6485 Crescent Drive LP	Delaware
Best in the West Holdings, LLC	Delaware
Crowfarn Drive LP	Delaware
Cumberland Potranco Joint Venture	Texas
Decatur 215, LLC	Delaware
Eastex Venture	Texas
El Camino Holdings LLC	Texas
Falls Pointe Holdings, LLC	Delaware
Fenton Market Place Venture	Texas
Flamingo Pines Holdings, LLC	Delaware
GDC River Hill Tower, LLC	Delaware
Green Valley Lot 8B, LLC	Delaware
GVR SPE I LLC	Delaware
High House Holdings LLC	Delaware
Jacinto City, Ltd.	Texas
Jackson West Holdings, LLC	Delaware
Las Tiendas Holdings, LLC	Delaware
Main/O.S.T., Ltd.	Texas
Mansell Crossing Retail LP	Delaware
Markham West Shopping Center, L.P.	Delaware
Northcross Holdings, LLC	Delaware
Northwest Hollister Venture	Texas
Outland Center Drive LP	Delaware
Phelan Boulevard Venture	Texas
Pineapple Commons Retail LP	Delaware
Pinecrest Plaza Holdings, LLC	Delaware
Preston Shepard Retail LP	Delaware
RGC Starr Retail, Ltd.	Texas
Roswell Corners Holdings LLC	Delaware
Shary Retail, Ltd.	Texas
Shasta NP Owner, LLC	Delaware
Shasta NP, LLC	Delaware
Sheldon Center, Ltd.	Texas
Southside Industrial Way LP	Delaware
SPM/WRI College Station, L.P.	Texas
Steele Creek Holdings, LLC	Delaware
Strategic Retail Partners II, L.L.C.	Delaware
SV Portfolio LP	Delaware
U.S. Fire & Indemnity Company	Vermont
Utah-WRI Holdings, L.L.C.	Delaware
VPBH Associates, L.P.	Texas
WB Retail Sub GP LLC	Delaware
WB Sub GP, LLC	Delaware
Weingarten 1815 S. 10th JV	Texas
Weingarten Aurora Inc.	Colorado

Subsidiary	State of Incorporation
Weingarten DRC Clermont TRS, LLC	Florida
Weingarten DRC Clermont, LLC	Florida
Weingarten Herndon Plaza JV	Delaware
Weingarten I-4 Clermont Landing TRS, LLC	Florida
Weingarten I-4 Clermont Landing, LLC	Florida
Weingarten I-4 St. Augustine EV, LLC	Florida
Weingarten Las Tiendas JV	Texas
Weingarten Lowry Inc.	Colorado
Weingarten Maya Tropicana II, LLC	Delaware
Weingarten Maya Tropicana, LLC	Delaware
Weingarten Miller Equiwest Salt Lake LLC	Colorado
Weingarten Miller Salt Lake LLC	Colorado
Weingarten Miller Sheridan II LLC	Colorado
Weingarten Miller Sheridan LLC	Colorado
Weingarten NAP GP, LLC	Delaware
Weingarten NAP, LP	Delaware
Weingarten Newquist, LLC	Delaware
Weingarten Nolana JV	Texas
Weingarten Northcross JV	Texas
Weingarten Nostat, Inc.	Texas
Weingarten Realty Management Company	Texas
Weingarten Shary Crossing JV	Texas
Weingarten Shary North JV	Texas
Weingarten Shary South JV	Texas
Weingarten Sleiman, LLC	Delaware
Weingarten Starr Plaza JV	Texas
Weingarten Stoneridge, LLC	Delaware
Weingarten Tenth-Jackson West JV	Texas
Weingarten Thorncreek Inc.	Colorado
Weingarten/Finger Venture	Texas
Weingarten/Investments, Inc.	Texas
Weingarten/Maya Tropicana Venture	Nevada
Weingarten/Miller/American Fork Joint Venture	Texas
Weingarten/Miller/American Fork LLC	Colorado
Weingarten/Miller/Aurora II LLC	Colorado
Weingarten/Miller/Fiest, LLC	Delaware
Weingarten/Miller/Lowry II LLC	Colorado
Weingarten/Miller/Thorncreek II, LLC	Colorado
Weingarten/Miller/Westminster Joint Venture	Texas
Weingarten/Monvis LLC	Arizona
WNI/Tennessee Holdings, Inc.	Delaware
WNI/Tennessee, L.P.	Delaware
WR Paradise Key, LLC	Delaware
WR Tully, LP	Delaware
WRI 151 Ingram GP, LLC	Delaware
WRI 151 Ingram LP	Delaware
WRI Alliance Riley Venture	Texas
WRI Best in the West, LLC	Delaware
WRI Brookwood Marketplace, LLC	Delaware

Subsidiary	State of Incorporation
WRI Camp Creek Marketplace II, LLC	Delaware
WRI Charleston Commons Holdings, LLC	Delaware
WRI Charleston Commons, LLC	Delaware
WRI Condor, LLC	Delaware
WRI Countryside Centre Holdings, LLC	Delaware
WRI Countryside Centre, LLC	Delaware
WRI Cumberland GP, LLC	Texas
WRI Cumberland, LP	Texas
WRI Edgewater Marketplace, LLC	Delaware
WRI El Camino, LP	Texas
WRI Fiesta Trails Holdings, LLC	Texas
WRI Fiesta Trails, LP	Texas
WRI Freedom Centre, L.P.	Delaware
WRI Galleria Holdings, LLC	Delaware
WRI Galleria, LLC	Delaware
WRI Gateway Station GP, LLC	Delaware
WRI Gateway Station, LP	Delaware
WRI Golden State, LLC	Delaware
WRI GP I, Inc.	Texas
WRI Greenhouse LP	Delaware
WRI Hilltop Village, LLC	Delaware
WRI Hopewell, LLC	Delaware
WRI HR Heritage Station LLC	Delaware
WRI HR Manager LLC	Delaware
WRI HR Parkland LLC	Delaware
WRI HR Retail Venture I LLC	Delaware
WRI HR Sandy Plains LLC	Delaware
WRI HR Thompson Bridge LLC	Delaware
WRI HR Venture Properties I LLC	Delaware
WRI Jackson West, LP	Delaware
WRI Johnston Road Plaza, LLC	Delaware
WRI JT Flamingo Pines, LP	Delaware
WRI JT GP, LLC	Delaware
WRI JT Hollywood Hills I GP, LLC	Delaware
WRI JT Hollywood Hills I, LP	Delaware
WRI JT Hollywood Hills II GP, LLC	Delaware
WRI JT Hollywood Hills II, LP	Delaware
WRI JT Northridge, LP	Delaware
WRI JT Pembroke Commons, LP	Delaware
WRI JT Princeton Lakes GP, LLC	Delaware
WRI JT Princeton Lakes, LP	Delaware
WRI JT Retail Holdings GP, LLC	Delaware
WRI JT Retail Holdings, LP	Delaware
WRI JT Tamiami Trail, LP	Delaware
WRI Lakeland, LLC	Delaware
WRI Lakeside Marketplace, LLC	Delaware
WRI Las Tiendas, LP	Delaware
WRI Madera Village Holdings, LLC	Delaware
WRI Madera Village, LLC	Delaware

Subsidiary	State of Incorporation
WRI Marshalls Plaza, LP	Texas
WRI North American Properties, L.P.	Delaware
WRI North Towne, LLC	Delaware
WRI Northcross, LP	Texas
WRI Oak Grove Market Center, LLC	Delaware
WRI Pinecrest Plaza, LLC	Delaware
WRI Ravenstone, LLC	Delaware
WRI Retail Pool I, L.P.	Texas
WRI Ridgeway, LLC	Delaware
WRI River Marketplace, LLC	Delaware
WRI Roswell Corners, LLC	Delaware
WRI Roswell Crossing, LLC	Delaware
WRI Seminole Holdings, LLC	Delaware
WRI Seminole II, LLC	Delaware
WRI Seminole Marketplace, LLC	Delaware
WRI Shoppes at Bears Path, LLC	Delaware
WRI Shoppes of South Semoran Holdings, LLC	Delaware
WRI Shoppes of South Semoran, LLC	Delaware
WRI Southern Industrial Pool LLC	Delaware
WRI Steele Creek, LLC	Delaware
WRI Strom, L.P.	Delaware
WRI Trautmann, L.P.	Delaware
WRI University Palms, LLC	Delaware
WRI University Place, LLC	Delaware
WRI West Gate South, L.P.	Texas
WRI Western Retail Partners GP, LLC	Delaware
WRI Western Retail Partners LP	Delaware
WRI Western Retail REIT LP	Delaware
WRI Westgate Industrial Holdings LLC	Texas
WRI Westgate Industrial LP	Texas
WRI/Atlanta Park-3658, L.P.	Delaware
WRI/BIT Retail JV, LP	Delaware
WRI/Falls Pointe, LLC	Delaware
WRI/High House LLC	Delaware
WRI/Lone Star, Inc.	Texas
WRI/Louisiana Holdings, Inc.	Delaware
WRI/Miller Westminster I LLC	Delaware
WRI/Miller Westminster II LLC	Delaware
WRI/Raleigh LP	Delaware
WRI/TEXLA, LLC	Louisiana
WRI/Utah Properties, L.P.	Delaware
WRI/West Jordan LLC	Delaware
WRI-AEW Lone Star Retail Portfolio, LLC	Delaware
WRI-GDC Englewood, LLC	Delaware
WRI-IND GP, LLC	Delaware
WRI-JAMESTOWN Retail Venture, LP	Delaware
WRIJV, LP	Delaware
WRI-RET GP, LLC	Delaware
WRI-SRP Chatham Crossing, LLC	Delaware

Subsidiary	State of Incorporation
WRI-SRP Cole Park Plaza, LLC	Delaware
WRI-SRP Hilton Head, LLC	Delaware
WRI-SRP Indian Harbour, LLC	Delaware
WRI-SRP Lake Washington, LLC	Delaware
WRI-SRP Paradise Isle Holdings, LLC	Delaware
WRI-SRP Paradise Isle, LLC	Delaware
WRI-SRP Shoppes of Port Charlotte Pad, LLC	Delaware
WRI-SRP Shoppes of Port Charlotte, LLC	Delaware
WRI-SRP Sunrise West, LLC	Delaware
WRI-TC Alafaya Square, LLC	Delaware
WRI-TC East Lake Woodlands, LLC	Delaware
WRI-TC International Drive Value Center, LLC	Delaware
WRI-TC Kendall Corners, LLC	Delaware
WRI-TC Marketplace at Dr. Phillips, LLC	Delaware
WRI-TC Palm Lakes Plaza, LLC	Delaware
WRI-TC South Dade Shopping Center, LLC	Delaware
WRI-URS Clackamas, LLC	Delaware
WRI-URS Meridian, LLC	Delaware
WRI-URS Mukilteo Speedway, LLC	Delaware
WRI-URS Rainier Valley, LLC	Delaware
WRI-URS Raleigh Hills, LLC	Delaware
WRI-URS South Hill, LLC	Delaware
WS Atlantic North, LLC	Delaware
WS Atlantic West, LLC	Delaware
WS Kernan Village, LLC	Delaware
WT Florida Ventures, LLC	Delaware